Subsequent events	12 Months Ended
Mar. 31, 2023
Subsequent events
Subsequent events
26.	Subsequent events

On March 3, 2023, the Company issued a one-year convertible bond with the original principal amount of $1, 000,000.00 and 7% annual interest rate on a basis of a 360-day year. According to the agreement, if the closing bid price of ordinary shares of Company as reported by Nasdaq exceeds the Conversion Price at $1.82 per share for at least five consecutive days, all of the outstanding balances shall be automatically converted into ordinary shares (“Mandatory Conversion”). From March 27 to March 31, 2023, stock price exceeded $1.82 for five consecutive days, thus mandatory event was triggered on March 31, 2023, and the Company recorded this conversion into additional paid in capital for the year ended March 31, 2023, due to issuance of the common shares were not completed until subsequently after March 31, 2023. On April 3, 2023, the company issued 549,451 ordinary shares of par value $0.0002 per share at the conversion price of US$1.82 per the conversion terms to the lender, Fun and Cool Limited, with the total conversion amount in $1,000,000.00. The Company then reclassified an amount of $110 from additional paid in capital into common stock subsequently, when the issuance of common shares was completed on April 3, 2023.

On January 28, 2022, the Company signed an Equity Transfer Agreement stipulating that the Company would acquire 60% of Wuxi Talent’s equity through a payment of $2,182,866 (RMB 15,000,000) in cash and the issuance of 791,667 shares of Skillful Craftsman's stock (priced at $3 per share). By March 31st, 2023, the cash payment at the amount of $1,902,004 (RMB 13,070,000) and the issuance of 791,667 shares ($2,375,001) were made, and the control of Wuxi Talent was not transferred to the Company. On July 21, 2023, Skillful Craftsman Network Technology (Wuxi) Limited (“Craftsman Wuxi”), a wholly owned subsidiary of Company, Wuxi Talent and certain shareholders of Wuxi Talent (the “Shareholders”) entered into an Amendment Agreement (“Amendment Agreement”) to the Equity Transfer Agreement, which was originally entered by the parties on January 28, 2022 and supplemented by a Supplementary Agreement on February 23, 2022. Pursuant to the Amendment Agreement, parties agreed that: (i) the cash transfer price that has been paid by Craftsman Wuxi shall be used as investment in Wuxi Talent for 35% of all equity interest of Wuxi Talent; (ii) the Shareholders will not transfer any of their equity interest of Wuxi Talent to Craftsman Wuxi; and (iii) all the ordinary shares issued by the Company to the Shareholders as a part of the purchase price stipulated in the original Equity Transfer Agreement shall be returned to the Company for cancellation, and the cancellation was completed by transfer agent of the Company on July 27, 2023. On July 21, 2023, all the 791,667 shares issued by the Company related to Wuxi Talent were cancelled.

On June 28, 2023, the Company incorporated a new company, Wuxi Kingway Cloud Technology Co., Ltd., taking 40% ownership as the single largest shareholder of KIngway Cloud and enacting material influence, thus accounted for equity method.

In accordance with ASC 855-10, the Company evaluated all events and transactions that occurred after March 31, 2023 up through the date the Company issued these financial statements on August 14, 2023 and concluded that no other material subsequent events except for the disclosed above.